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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 14, 2001




                     PEGASUS SATELLITE COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





        Delaware                        0-21389                  51-0374669
   ------------------               ---------------          -------------------
    (State or Other                  (Commission               (IRS Employer
    Jurisdiction of                  File Number)            Identification No.)
     Incorporation)


c/o Pegasus Communications Management Company, 225 City Line Avenue,
Suite 200, Bala Cynwyd, Pennsylvania                                    19004
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: 888-438-7488


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        On May 14, 2001, Pegasus Communications Corporation, the registrant's parent company and successor to the registrant's reporting obligations under the Securities Exchange Act of 1934, filed an amendment to the quarterly report filed by the registrant on Form 10-Q for the quarter ended March 31, 2000.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        None.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PEGASUS SATELLITE COMMUNICATIONS, INC.


                                      By: /s/ Scott A. Blank
                                         ----------------------------------
                                         Scott A. Blank, Vice President


May 14, 2001